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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): August 7, 1998



                       Electronic Data Systems Corporation
             (Exact name of registrant as specified in its charter)


        Delaware                     01-11779                   75-2548221
(State or Other Jurisdiction       (Commission                (IRS Employer
   of Incorporation)                File Number)            Identification No.)


                               5400 Legacy Drive
                            Plano, Texas 75024-3105
                    (Address of Principal Executive Offices,
                              Including Zip Code)



       Registrant's telephone number, including area code: (972) 604-6000





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Item 5.  Other Events.

         On August 6, 1998, Electronic Data Systems Corporation, a Delaware corporation ("EDS"), issued the press release attached as Exhibit 99(a) hereto announcing the decision of Lester M. Alberthal, Jr., the Chairman and Chief Executive Officer of EDS, to retire from EDS.

         On August 7, 1998, EDS issued the press release attached as Exhibit 99(b) hereto announcing the proposed secondary offering of Common Stock of EDS by GM's Hourly-Rate Employees Pension Plan and the estimated impact on EDS' third quarter 1998 earnings per share of EDS' retirement arrangements with Mr. Alberthal.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

         Exhibit
         Number            Description of Document
         -------           -----------------------

           99(a) Press Release of Electronic Data Systems Corporation dated August 6, 1998.

           99(b) Press Release of Electronic Data Systems Corporation dated August 7, 1998.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ELECTRONIC DATA SYSTEMS CORPORATION



                                            By:     /s/ John R. Castle, Jr.
                                                  -----------------------------
                                            Name:    John R. Castle, Jr.
                                            Title:   Executive Vice President


August 7, 1998


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